Dreyfus
      Financial Services
      Fund



      SEMIANNUAL REPORT March 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                         Dreyfus
                                                         Financial Services Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this report for Dreyfus Financial Services Fund, covering the period from the fund's inception on December 28, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Steven Gavios.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steven Gavios, Portfolio Manager

How did Dreyfus Financial Services Fund perform relative to its benchmark?

From the fund's inception on December 28, 2001 to the end of its semiannual reporting period on March 31, 2002, the fund produced a 4.64% total return.(1) In comparison, the fund's benchmark, the Goldman Sachs Financial Services Index, produced a 4.06% total return for the period of December 31, 2001 through March 31, 2002.(2)

Although we believe that three months is too short a time to judge the fund's performance, we are nonetheless pleased that the fund is off to a good start. We attribute the fund' s strong relative returns to our sector allocation and security selection strategies, both of which contributed positively to performance. Since the fund invests in just one sector of the overall stock market, making it non-diversified, we encourage investors to maintain a long-term perspective measured in full market cycles, which can last years.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies in the financial services and financial services-related sectors. These companies may include, for example, commercial banks, savings and loan associations, securities brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies, and financial technology and processing companies.

In choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or underweight certain financial services sectors. Using fundamental analysis, the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity. The fund will look for companies with attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

At the fund's inception, we believed that the recession had been prolonged by the September 11 terrorist attacks. Accordingly, we emphasized those areas of the financial services sector that we believed would perform best in a slow economy. These included, for example, the property/casualty segment of the insurance industry, which appeared poised to benefit from higher insurance rates after September 11, and banks that derive the bulk of their revenues from recurring fees or that benefit from a positively sloped yield curve. At the same time, we maintained relatively light exposure to areas that we believed might be particularly vulnerable to the recession's effects, such as brokerage firms and banks with credit-sensitive loan portfolios.

Our security selection strategy also worked well during the reporting period. For example, the fund's insurance holdings were led higher by Allstate, a leader in personal automobile and homeowners insurance, which benefited from an improving pricing environment and the management team's efforts towards fixing its previous problems. In the savings and loan area, Washington Mutual benefited from the effects of lower interest rates on its net interest margin, as well as the fruits of a successful acquisition strategy. Bank of America, a leading commercial bank, saw its earnings and stock price improve after the highly focused management team increased focus on its improving credit and expense trends.

Of course, the fund also had some disappointments. For example, the fund's largest holding, insurance and financial services giant American International Group (" AIG" ), was hurt by intensified scrutiny of it accounting practices in the wake of the Enron collapse. Currently, we continue to hold AIG because we believe its favorable business fundamentals remain intact.

What is the fund's current strategy?

As of March 31, 2002, it appears that the economy is recovering, and we believe the Federal Reserve Board's (the "Fed") aggressive rate cutting campaign is probably finished. However, the recovery's strength and sustainability remain uncertain. Therefore, while it seems likely that the Fed's next move will be toward higher interest rates, we do not expect rate hikes in the immediate future.

Accordingly, we have modestly increased the fund's exposure to areas that may benefit in a moderate recovery, including some credit-sensitive banks. Although we expect the market environment to remain volatile, we recently increased the fund' s holdings of certain institutional-oriented brokerage firms when their stock prices fell to valuations that we considered compelling. On the other hand, we have generally reduced the fund's exposure to interest-rate-sensitive banks, savings and loan associations and mortgage finance companies. We have also trimmed the fund's insurance holdings after locking in profits on stocks that had gained value. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT THE REINVESTMENT OF DIVIDENDS OR, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS FINANCIAL SERVICES INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)



COMMON STOCKS--100.8%                                                                            Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ACCIDENT & HEALTH INSURANCE--.6%

AFLAC                                                                                               210                    6,195

DIVERSIFIED FINANCIAL SERVICES--1.0%

Equity Office Properties Trust                                                                      330                    9,897

FINANCE COMPANIES--12.3%

Countrywide Credit Industries                                                                       130                    5,817

Federal Home Loan Mortgage                                                                          400                   25,348

Federal National Mortgage Association                                                               320                   25,562

Household International                                                                             350                   19,880

MBNA                                                                                                560                   21,599

USA Education                                                                                       310                   30,318

                                                                                                                         128,524

INSURANCE BROKERS/SERVICES--3.2%

Arthur J. Gallagher & Co.                                                                           150                    4,915

Brown & Brown                                                                                       240                    7,536

Marsh & McLennan Cos.                                                                               190                   21,421

                                                                                                                          33,872

INVESTMENT BANKERS/BROKERS--9.4%

Charles Schwab                                                                                      630                    8,247

Goldman Sachs Group                                                                                 270                   24,367

Lehman Brothers Holdings                                                                             80                    5,171

Merrill Lynch & Co.                                                                                 390                   21,598

Morgan Stanley Dean Witter & Co.                                                                    690                   39,544

                                                                                                                          98,927

INVESTMENT MANAGERS--.6%

Eaton Vance                                                                                          70                    2,797

Franklin Resources                                                                                   70                    2,934

                                                                                                                           5,731

LIFE INSURANCE--3.6%

Annuity and Life Re Holdings                                                                        780                   15,093

Protective Life                                                                                     710                   22,138

                                                                                                                          37,231

MAJOR BANKS--26.2%

Bank of America                                                                                     850                   57,817

Bank of New York                                                                                    600                   25,212

Bank One                                                                                            710                   29,664

Citigroup                                                                                         1,250                   61,900


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

MAJOR BANKS (CONTINUED)

Federated Investors, Cl. B                                                                           80                    2,588

FleetBoston Financial                                                                               490                   17,150

PNC Financial Services Group                                                                        320                   19,677

SunTrust Banks                                                                                      240                   16,015

Wells Fargo                                                                                         910                   44,954

                                                                                                                         274,977

MID-SIZED BANKS--10.8%

BOK Financial                                                                                       400  (a)              13,560

Fifth Third Bancorp                                                                                 610                   41,163

First Tennessee National                                                                            140                    4,907

First Virginia Banks                                                                                220                   11,798

Northern Trust                                                                                      300                   18,033

Synovus Financial                                                                                   520                   15,850

Valley National Bancorp                                                                             230                    8,078

                                                                                                                         113,389

MULTI-LINE INSURANCE--13.4%

Allstate                                                                                            610                   23,040

American International Group                                                                        890                   64,205

HCC Insurance Holdings                                                                              190                    5,310

Hartford Financial Services Group                                                                    80                    5,450

Horace Mann Educators                                                                               490                   11,030

Lincoln National                                                                                    110                    5,580

Loews                                                                                                90                    5,272

Max Re Capital                                                                                    1,280                   20,736

                                                                                                                         140,623

PROPERTY-CASUALTY INSURANCE--6.5%

Berkshire Hathaway, Cl. B                                                                            18  (a)              42,642

Mercury General                                                                                     230                   10,695

MetLife                                                                                             160                    5,040

Progressive                                                                                          30                    4,999

RenaissanceRe Holdings                                                                               50                    5,150

                                                                                                                          68,526

REAL ESTATE--2.1%

Mack-Cali Realty                                                                                     320                   11,097

Simon Property Group                                                                                 330                   10,768

                                                                                                                           21,865

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST--.9%

AvalonBay Communities                                                                                 110                   5,478

Equity Residential Properties Trust                                                                   150                   4,311

                                                                                                                            9,789

SAVINGS & LOAN ASSOCIATIONS--.9%

GreenPoint Financial                                                                                  110                   4,807

Washington Mutual                                                                                     140                   4,638

                                                                                                                            9,445

SMALLER BANKS--9.3%

Banknorth Group                                                                                       330                   8,696

City National                                                                                         210                  11,048

Commerce Bancorp                                                                                      510                  22,899

First Midwest Bancorp                                                                                 410                  11,906

United Bankshares                                                                                     370                  10,926

Westamerica Bancorporation                                                                            240                   10,260

Whitney Holding                                                                                       170                    8,476

Wilmington Trust                                                                                      200                   13,462

                                                                                                                            97,673
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,010,175)                                                                100.8%                1,056,664

LIABILITIES, LESS CASH AND RECEIVABLES                                                               (.8%)                  (8,171)

NET ASSETS                                                                                         100.0%                1,048,493

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,010,175    1,056,664

Cash                                                                      3,875

Receivable for investment securities sold                                 1,996

Dividends receivable                                                      1,601

Prepaid expenses                                                          1,092

Due from The Dreyfus Corporation and affliliates                          3,955

                                                                      1,069,183
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         20,690
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,048,493
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,002,500

Accumulated undistributed investment income--net                          1,297

Accumulated net realized gain (loss) on investments                     (1,793)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                         46,489
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,048,493
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
shares of Beneficial Interest authorized)                                80,206

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    13.07

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

From December 28, 2001 (commencement of operations) to March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           4,154

Interest                                                                   522

TOTAL INCOME                                                             4,676

EXPENSES:

Management fee--Note 3(a)                                                2,078

Auditing fees                                                           10,750

Prospectus and shareholders' reports                                     5,596

Legal fees                                                               4,000

Custodian fees--Note 3(b)                                                  899

Shareholder servicing costs--Note 3(b)                                     735

Trustees' fees and expenses--Note 3(c)                                     434

Registration fees                                                          192

Miscellaneous                                                              760

TOTAL EXPENSES                                                          25,444

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (22,065)

NET EXPENSES                                                             3,379

INVESTMENT INCOME--NET                                                   1,297
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (1,793)

Net unrealized appreciation (depreciation) on investments               46,489

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  44,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    45,993

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From December 28, 2001 (commencement of operations) to
March 31, 2002 (Unaudited)


--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                   1,297

Net realized gain (loss) on investments                                (1,793)

Net unrealized appreciation (depreciation) on investments               46,489

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         45,993
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        1,002,500

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,048,493
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,048,493

Undistributed investment income--net                                     1,297
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                             80,206

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the fiscal period from December 28, 2001 (commencement of operations) to March 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                               .02(a)

Net realized and unrealized
  gain (loss) on investments                                            .55

Total from Investment Operations                                        .57

Net asset value, end of period                                        13.07
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    4.64(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .33(b)

Ratio of net investment income
  to average net assets                                              .13(b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                     2.19(b)

Portfolio Turnover Rate                                            12.71(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 1,048

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Financial Services Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on December 28, 2001. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fiscal year end of the fund is September 30.

As of March 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $40 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .80 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from December 28, 2001 through September 30, 2002, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.30% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $22,065 during the period ended March 31, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, the fund was charged $649 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $7 pursuant to the transfer agency agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $899 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $1,108,179 and $96,206, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $46,489, consisting of $60,232 gross unrealized appreciation and $13,743 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


               For More Information

                        Dreyfus Financial Services Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  069SA0302


================================================================================


      Dreyfus Premier Micro-Cap
      Growth Fund


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Premier Micro-Cap Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Micro-Cap Growth Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, CFA, and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund's sub-investment adviser.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Premier Micro-Cap Growth Fund perform relative to its benchmark?

For the six-month period ended March 31, 2002, the fund's Class A shares produced a 31.02% total return, its Class B shares produced a 30.63% total return, its Class C shares produced a 30.63% total return and its Class T shares produced a 30.92% total return.(1) In comparison, the fund's benchmark, the Russell 2000 Growth Index, produced a total return of 23.69%, and the fund's peer group, the Lipper Small Cap Growth Funds Category, provided an average total return of 20.42%.(2,3)

The fund's returns exceeded those of its benchmark and peer group. We attribute the fund's strong relative performance to the success of our stock selection strategy and relative outperformance of micro-cap stocks during the reporting period.

What is the fund's investment approach?

The fund seeks capital appreciation by investing primarily in the stocks of growth-oriented, micro-cap companies, which typically are small and relatively unknown companies. The fund generally invests in stocks of companies that have a market capitalization of less than $500 million at the time of initial purchase, although this range may fluctuate depending on changes in the value of the stock market as a whole. The fund may also invest in companies with larger market capitalizations, if we believe they represent better prospects for capital appreciation, and in initial public offerings (IPOs). Up to 30% of the fund's total assets may be invested in foreign securities.

We primarily seek companies that we believe display fundamental strengths -- such as competitive industry positions, solid entrepreneurial management teams and strong business prospects -- that indicate the potential for growth in earnings over time. We then employ a disciplined "bottom-up" approach to individual stock selection through which the fund is built by searching for companies that we believe exhibit those fundamental strengths.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Prior to the beginning of the reporting period, small-cap growth stocks had fallen in the wake of the September 11 terrorist attacks and bottomed out shortly thereafter. The market had declined amid widespread investor skepticism in a faltering economy. At the end of September, just before the beginning of the reporting period, the market began to rebound as investors responded favorably to values created by depressed stock prices. Later, investor confidence was boosted by early evidence of a potential recovery and the absence of subsequent domestic terrorist attacks. Business and vacation travel began to resume, consumers kept spending and corporate purchasing managers grew more optimistic. In this environment, small-cap stocks generally produced higher returns than large-cap stocks, a trend that began in early 1999 and persisted throughout the reporting period.

At the start of the reporting period, the fund held approximately 23.9% of its assets in cash. Our research continually focuses on seeking good companies at attractive prices, and the slowed economy produced what we considered attractively valued companies, allowing us to invest more of the cash position. Using our company-by-company stock selection strategy, we found a number of attractive opportunities in the information technology area, where we believed valuations were much more attractive among micro-cap companies than their larger counterparts. We were able to identify fast-growing companies with unique products serving attractive market niches, and the fund's information technology stocks provided strong returns during the reporting period.

For example, specialized semiconductor manufacturer Microtune benefited from a strong recovery in demand for their cable modem chipsets, as well as from excitement related to new revenue opportunities in the wireless technology market. Similarly, the fund's performance benefited from its holdings of HPL technologies, a maker of software for semiconductor manufacturers, produced strong returns during the reporting period and also delivered better than expected financial results.

Additionally, strong individual stock selection in the consumer discretionary area also helped the fund's performance during the reporting period. One of the fund' s larger holdings, Shuffle Master, a supplier of games and related equipment to casinos, saw its stock price rise substantially during that time. Women' s apparel retailer J. Jill Group, Inc. also posted strong returns following better than expected earnings.

Finally, the fund benefited from strong stock selection in the health care area, where its holdings of health care distribution and service companies led the way.

What is the fund's current strategy?

We continue to believe that an economic recovery is underway; however, the strength and sustainability of the recovery remains uncertain. Under these conditions, our research has uncovered relatively few energy and financial services stocks that meet our stringent investment criteria, so underweighted the fund in those sectors. We have continued to focus on information technology, health care and consumer discretionary stocks, where we have found what we believe are fundamentally strong companies selling at attractive prices. We have also recently found a number of attractive stocks in the industrials group. We continue to research micro-cap companies on an individual basis, and monitor the current economic environment to target the most compelling stories.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(3)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS


COMMON STOCKS--91.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.1%

Array BioPharma                                                                                  52,575  (a)             680,846

Novavax                                                                                          28,925  (a)             330,902

Versicor                                                                                         13,000  (a)             235,040

                                                                                                                       1,246,788

BROADCASTING & MEDIA--1.0%

Regent Communications                                                                            68,300  (a)             562,792

COMMERCIAL SERVICES--7.2%

Advisory Board                                                                                   20,150                  655,278

Bright Horizons Family Solutions                                                                 20,325  (a)             598,998

CIRCOR International                                                                             19,975                  414,481

Cross Country                                                                                    23,775                  641,925

InterCept                                                                                        14,525  (a)             526,531

Navigant International                                                                           43,425  (a)             629,663

Pegasus Solutions                                                                                38,600  (a)             714,100

Right Management Consultants                                                                          1  (a)                  13

                                                                                                                       4,180,989

COMMUNICATION EQUIPMENT--.4%

Datum                                                                                            22,500  (a)             251,100

COMPUTER SOFTWARE--8.2%

HPL Technologies                                                                                 32,400                  533,952

MSC.Software                                                                                     45,100  (a)           1,037,300

Moldflow                                                                                         61,750  (a)             833,625

NetScout Systems                                                                                 28,950  (a)             207,282

PDF Solutions                                                                                    45,600                  782,040

Simplex Solutions                                                                                22,875                  227,149

SkillSoft                                                                                        18,900  (a)             435,645

Vastera                                                                                          26,150  (a)             387,805

Witness Systems                                                                                  21,375  (a)             300,746

                                                                                                                       4,745,544

ELECTRICAL EQUIPMENT--.9%

AstroPower                                                                                        5,825  (a)             243,252

Powell Industries                                                                                12,225  (a)             271,517

                                                                                                                         514,769


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--3.0%

Computer Access Technology                                                                       96,375  (a)             477,056

Integrated Defense Technologies                                                                  15,900                  441,225

Synaptics                                                                                        47,783                  824,257

                                                                                                                       1,742,538

FOOD DISTRIBUTORS--1.8%

United Natural Foods                                                                             40,875  (a)           1,018,196

GAMING--4.7%

Ameristar Casinos                                                                                26,425  (a)             726,159

Penn National Gaming                                                                             23,150  (a)             810,713

Shuffle Master                                                                                   57,975  (a)           1,197,764

                                                                                                                       2,734,636

HEALTH CARE--19.1%

AMERIGROUP                                                                                       45,775                1,288,566

American Healthways                                                                              21,187  (a)             575,015

American Medical Systems Holdings                                                                53,300  (a)           1,199,783

AmSurg                                                                                           49,700  (a)           1,352,337

D & K Healthcare Resources                                                                       13,600                  816,272

DIANON Systems                                                                                    6,550  (a)             424,964

Dynacare                                                                                         26,875  (a)             422,475

Endocare                                                                                         59,925  (a)           1,181,122

Hologic                                                                                          52,300  (a)             808,035

ICON, ADR                                                                                        19,950  (a)             678,300

QuadraMed                                                                                        61,850  (a)             550,465

United Surgical Partners International                                                           57,125  (a)           1,325,300

Wright Medical Group                                                                             24,225                  486,680

                                                                                                                      11,109,314

INFORMATION TECHNOLOGY CONSULTING & SERVICES--6.8%

Answerthink                                                                                      92,400  (a)             601,524

Covansys                                                                                         68,475  (a)             513,563

Intrado                                                                                          12,575  (a)             274,009

LendingTree                                                                                      56,875  (a)             762,125

ManTech International, Cl. A                                                                     24,150                  449,190

Tier Technologies, Cl . B                                                                        57,525  (a)           1,015,316

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY CONSULTING & SERVICES (CONTINUED)

WebEx Communications                                                                             21,375  (a)             351,619

                                                                                                                       3,967,346

LEISURE TIME--1.5%

Racing Champions                                                                                 44,225  (a)             851,331

OIL & GAS EXPLORATION & PRODUCTION--.3%

Prima Energy                                                                                      7,500  (a)             186,750

OTHER--5.7%

iShares Russell 2000 Growth Index                                                                39,400                2,226,494

iShares Russell 2000 Index                                                                       10,850                1,089,231

                                                                                                                       3,315,725

PHARMACEUTICAL--1.2%

Bradley Pharmaceuticals                                                                          25,900  (a)             275,835

MIM                                                                                              26,900  (a)             443,850

                                                                                                                         719,685

RESTAURANTS--4.1%

California Pizza Kitchen                                                                         21,225  (a)             530,837

Famous Dave's of America                                                                         73,650  (a)             594,356

O' Charley's                                                                                     46,750  (a)           1,007,462

Panera Bread, Cl. A                                                                               4,150  (a)             264,397

                                                                                                                       2,397,052

RETAIL--6.7%

Christopher & Banks                                                                                   1  (a)                  16

Cost Plus                                                                                        23,425  (a)             640,964

Galyan' s Trading Co.                                                                            28,125                  430,313

Gart Sports                                                                                      17,200  (a)             519,440

Guitar Center                                                                                    27,100  (a)             474,792

J. Jill Group                                                                                    13,600  (a)             386,920

MarineMax                                                                                        67,225  (a)             806,700

Shoe Carnival                                                                                    39,225  (a)             642,898

                                                                                                                       3,902,043

SEMICONDUCTORS--11.9%

August Technology                                                                                31,450  (a)             458,856

Brooks Automation                                                                                 6,350  (a)             288,544

Entegris                                                                                         46,375  (a)             748,956


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)

Helix Technology                                                                                 18,175                  460,191

Metron Technology                                                                               116,200  (a)           1,261,816

Microtune                                                                                        29,550  (a)             424,634

Monolithic System Technology                                                                     72,250                  830,875

OmniVision Technologies                                                                         108,250  (a)           1,193,997

Semitool                                                                                         30,000  (a)             390,300

Pericom Semiconductor                                                                            18,000  (a)             254,520

Ultratech Stepper                                                                                30,650  (a)             637,520

                                                                                                                       6,950,209

TRANSPORTATION--4.6%

Forward Air                                                                                       8,200  (a)             259,530

Knight Transportation                                                                            31,830  (a)             672,886

P.A.M. Transportation                                                                            36,561  (a)             924,993

UTI Worldwide                                                                                    41,225                  816,255

                                                                                                                       2,673,664

TOTAL COMMON STOCKS

   (cost $44,326,308)                                                                                                 53,070,471
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--9.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Home Loan Banks,

  1.70%, 4/1/2002

   (cost $5,470,000)                                                                          5,470,000                5,470,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $49,796,308)                                                             100.6%               58,540,471

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                (366,630)

NET ASSETS                                                                                       100.0%               58,173,841

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                         Cost         Value ($)
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  49,796,308  58,540,471

Cash                                                                    280,044

Receivable for investment securities sold                             1,693,148

Receivable for shares of Beneficial Interest subscribed                 476,170

Prepaid expenses                                                         63,135

                                                                     61,052,968
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           133,046

Payable for investment securities purchased                           2,588,101

Payable for shares of Beneficial Interest redeemed                      126,550

Accrued expenses                                                         31,430

                                                                      2,879,127
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       58,173,841
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      49,939,106

Accumulated investment (loss)                                         (603,847)

Accumulated net realized gain
  (loss) on investments                                                  94,419

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,744,163
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       58,173,841

NET ASSET VALUE PER SHARE



                                                        Class A             Class B             Class C                 Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       25,210,663           16,304,994          16,240,531                 417,653

Shares Outstanding                                    1,649,042            1,077,209           1,072,813                  27,418
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             15.29               15.14                15.14                 15.23



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest income                                                         62,930

Cash dividends                                                           4,925

TOTAL INCOME                                                            67,855

EXPENSES:

Investment advisory fee--Note 3(a)                                     392,100

Distribution fees--Note 3(b)                                            92,426

Shareholder servicing costs--Note 3(c)                                  91,622

Legal fees                                                              42,068

Registration fees                                                       24,809

Custodian fees--Note 3(c)                                                9,959

Prospectus and shareholders' reports                                     9,020

Auditing fees                                                            5,443

Trustees' fees and expenses--Note 3(d)                                     693

Miscellaneous                                                            3,562

TOTAL EXPENSES                                                         671,702

INVESTMENT (LOSS)                                                     (603,847)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                650,268

Net unrealized appreciation (depreciation) on investments           10,179,285

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,829,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,225,706

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002           Year Ended
                                              (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (603,847)            (466,336)

Net realized gain (loss) on investments           650,268             210,405

Net unrealized appreciation
   (depreciation) on investments               10,179,285          (1,435,122)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,225,706          (1,691,053)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (128,827)                   --

Class B shares                                  (104,900)                   --

Class C shares                                  (104,968)                   --

Class T shares                                    (3,721)                   --

TOTAL DIVIDENDS                                 (342,416)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 23,542,478         18,212,332

Class B shares                                  7,159,181         13,102,519

Class C shares                                  4,779,821         10,521,455

Class T shares                                     53,109            536,448

Dividends reinvested:

Class A shares                                     95,517                  --

Class B shares                                     69,235                  --

Class C shares                                     74,233                  --

Class T shares                                      3,701                  --

Cost of shares redeemed:

Class A shares                               (12,894,376)          (6,746,680)

Class B shares                                (3,689,738)          (2,952,557)

Class C shares                                  (504,952)          (1,102,037)

Class T shares                                  (106,782)            (171,303)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           18,581,427            31,400,177

TOTAL INCREASE (DECREASE) IN NET ASSETS       28,464,717            29,709,124
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            29,709,124                 --

END OF PERIOD                                  58,173,841           29,709,124


                                         Six Months Ended
                                           March 31, 2002          Year Ended
                                              (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,629,735           1,450,044

Shares issued for dividends reinvested              7,013                  --

Shares redeemed                                 (890,604)            (547,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     746,144              902,898
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       510,186            1,053,943

Shares issued for dividends reinvested              5,121                  --

Shares redeemed                                 (272,187)            (219,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     243,120              834,089
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       339,364             843,511

Shares issued for dividends reinvested              5,491                  --

Shares redeemed                                  (36,391)             (79,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     308,464              764,349
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         3,736               44,852

Shares issued for dividends reinvested                273                  --

Shares redeemed                                   (7,749)             (13,694)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (3,740)               31,158

(A)  FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                           March 31, 2002          Year Ended
CLASS A SHARES                                (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.78               12.50

Investment Operations:

Investment (loss) (b)                               (.17)                (.15)

Net realized and unrealized gain
   (loss) on investments                            3.81                 (.57)

Total from Investment Operations                    3.64                 (.72)

Distributions:

Dividends from net realized gain on investments     (.13)                   --

Net asset value, end of period                      15.29               11.78
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                              31.02               (5.76)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)          1.36                1.80

Ratio of investment (loss)

   to average net assets (d)                        (1.21)              (1.12)

Portfolio Turnover Rate (d)                         93.32              188.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)              25,211              10,636

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           March 31, 2002           Year Ended
CLASS B SHARES                                (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.70               12.50

Investment Operations:

Investment (loss) (b)                               (.21)                (.23)

Net realized and unrealized gain
   (loss) on investments                            3.78                 (.57)

Total from Investment Operations                    3.57                 (.80)

Distributions:

Dividends from net realized gain on investments     (.13)                   --

Net asset value, end of period                      15.14                11.70
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                              30.63                (6.40)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)          1.73                 2.44

Ratio of investment (loss)

   to average net assets (d)                        (1.57)               (1.76)

Portfolio Turnover Rate (d)                         93.32               188.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)              16,305                9,762

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2002           Year Ended
CLASS C SHARES                                (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.70               12.50

Investment Operations:

Investment (loss) (b)                               (.21)                (.22)

Net realized and unrealized gain
   (loss) on investments                            3.78                 (.58)

Total from Investment Operations                    3.57                 (.80)

Distributions:

Dividends from net realized gain on investments     (.13)                   --

Net asset value, end of period                      15.14               11.70
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                              30.63               (6.40)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)          1.72                2.42

Ratio of investment (loss)

   to average net assets (d)                        (1.56)              (1.74)

Portfolio Turnover Rate (d)                         93.32              188.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)              16,241               8,945

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           March 31, 2002            Year Ended
CLASS T SHARES                                (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.75               12.50

Investment Operations:

Investment (loss) (b)                               (.18)                (.18)

Net realized and unrealized gain
   (loss) on investments                            3.79                 (.57)

Total from Investment Operations                    3.61                 (.75)

Distributions:

Dividends from net realized gain on investments     (.13)                   --

Net asset value, end of period                      15.23               11.75
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                              30.92               (6.00)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)          1.47                2.06

Ratio of investment (loss)

   to average net assets (d)                        (1.31)              (1.38)

Portfolio Turnover Rate (d)                         93.32              188.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                418                 366

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Micro-Cap Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the fund received net earnings credits of $520 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3-Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee may vary from .45% to 2.05% of the value of the fund's average daily net assets, depending on the fund's performance compared to the Russell 2000 Growth Index and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of ..50 of 1% of the value of the fund's average daily net assets. Effective December 1, 2001, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.

The Distributor retained $50,137 during the period ended March 31, 2002 from commissions earned on sales of fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2002, Class B, Class C and Class T shares were charged $46,351, $45,569 and $506, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, Class A, Class B, Class C and Class T shares were charged $22,037, $15,450, $15,190 and $506, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $19,512 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $9,959 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $53,209,393 and $33,844,381, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $8,744,163, consisting of $9,596,680 gross unrealized appreciation and $852,517 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           FOR MORE INFORMATION

                        Dreyfus Premier Micro-Cap Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  534SA0302


================================================================================

      Dreyfus
      Small Cap Opportunity
      Fund




      SEMIANNUAL REPORT March 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Small Cap
                                                               Opportunity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Small Cap Opportunity Fund, covering the period from the fund's inception on November 30, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins, Paul Kandel, Hilary Woods and Robert Ammann.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Value Style Portfolio Manager Robert Ammann, Growth Style Portfolio Manager Paul Kandel and Hilary Woods, Blend Style Portfolio Managers

How did Dreyfus Small Cap Opportunity Fund perform relative to its benchmark?

From the fund' s inception on November 30, 2001 to the end of its semiannual reporting period on March 31, 2002, the fund produced a 11.84% total return.(1) In comparison, the fund's benchmark, the Russell 2000 Index, provided a 10.40% total return.(2)

Although four months is too brief a time to judge the fund's performance, we are nonetheless pleased that the fund is off to a very good start. The fund outperformed its benchmark primarily because of its relatively large cash position in December, when the style managers were engaged in the process of putting assets to work.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies with small market capitalizations at the time of purchase. The fund strategically combines three different investment styles. Typically, 20% of the fund's total assets is allocated to the growth style, 20% is allocated to the value style and 60% is allocated to a blend style that combines elements of growth and value. Depending on Dreyfus' outlook for each investment style, allocations may vary by 10% above or below these targets, though Dreyfus is not required to balance the fund's portfolio to maintain these target allocations.

The portfolio managers responsible for each investment style select stocks according to their own investment approaches:

*The GROWTH STYLE manager uses a "bottom-up" approach and will focus on the securities of small, U.S.-based companies which are characterized as growth companies. The growth style manager seeks investment opportunities for the fund in companies with fundamental strengths that indicate the potential for growth in earnings per share.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The VALUE STYLE manager uses quantitative and fundamental research techniques to find companies that are selling at what the value style manager believes are attractive prices relative to their future earnings potential.

* The BLEND STYLE managers look for companies with new or innovative products and services that are expected to enhance future earnings growth. They may also invest in companies expected to benefit from political changes, social trends or special situations such as corporate reorganizations or acquisitions.

What other factors influenced the fund's performance?

All three investment styles benefited from the strong performance of small-cap stocks compared to large-cap stocks during the reporting period, a trend that began in early 1999. Within the small-cap market, value stocks substantially outperformed growth stocks during the reporting period.

The value segment contributed strongly to the fund's overall performance. Returns were driven by an emphasis on energy services stocks, such as oil and natural gas driller Patterson-UTI Energy, and through successful stock selections in the technology area where the "tech wreck" led to compellingly low prices among some fundamentally sound software, semiconductor and semiconductor equipment companies. On the other hand, relatively light exposure to financial services stocks detracted from the value segment's overall performance.

Returns from the growth segment lagged that of the fund overall and were driven primarily by the growth style manager's individual stock selections. Consumer discretionary stocks such as Rent-A-Center, the nation's leading rent-to-own operator, and Gart Sports, a Denver-based sporting goods retailer, helped boost
performance.   The   segment's  technology  holdings,  including  semiconductor equipment manufacturers Entegris and OmniVision Technologies, rose when the economy began to improve. However, the growth segment's lack of exposure to the energy group contributed negatively to the fund's performance.

The blend segment's returns were modestly higher than the fund's overall returns. The strongest returns came from the materials and pro cessing sector, which is composed mainly of value-oriented companies in the metals, mining and packaging industries. Packaging company Crown Cork & Seal performed particularly well, as asbestos-related concerns eased. Successful stock selections in the health care sector, such as outpatient surgery provider United Surgical Partners International and insurance provider Mid Atlantic Medical Services, also contributed positively to the fund's performance. The segment's energy stocks also performed well, led higher by several drilling and exploration-related stocks in an improved pricing environment. Conversely, technology and consumer stocks generally detracted from the blend segment's returns.

What is the fund's current strategy?

Each of the investment style managers has continued to apportion assets among the small-cap market's industry groups according to their respective outlooks. For example, the blend style managers have increased their emphasis on energy stocks in anticipation of higher demand for a limited supply of oil and gas. The growth style manager has focused on consumer discretionary and industrial stocks, which are expected to benefit from a stronger economy. The value style manager has recently trimmed holdings of economically sensitive companies that have performed well, redeploying those assets to health care companies. In addition, the style managers have continued to employ their individual security selection strategies in an attempt to find what they believe are the best stocks within their segments.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund



STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

COMMON STOCKS--96.2%                                                                               Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.0%

Bright Horizons Family Solutions                                                                    329  (a)               9,696

Charles River Laboratories International                                                            275  (a)               8,525

D & K Healthcare Resources                                                                          220                   13,204

Fisher Scientific International                                                                     220  (a)               6,182

Fleming Companies                                                                                   700                   15,680

InterCept                                                                                           220  (a)               7,975

Rent-A-Center                                                                                       200  (a)              10,218

                                                                                                                          71,480

CONSUMER DURABLES--1.6%

Callaway Golf                                                                                     1,700  (a)              32,725

Champion Enterprises                                                                                545  (a)               4,360

Department 56                                                                                       640  (a)               8,960

Fleetwood Enterprises                                                                               655                    7,074

Walter Industries                                                                                   340                    4,478

                                                                                                                          57,597

CONSUMER NON-DURABLES--2.6%

American Greetings, Cl. A                                                                           330                    5,989

Church & Dwight                                                                                   1,000                   29,460

Columbia Sportswear                                                                                 514  (a)              17,245

Dean Foods                                                                                          400  (a)              30,288

Russell                                                                                             265                    3,948

Tommy Hilfiger                                                                                      485  (a)               6,960

                                                                                                                          93,890

CONSUMER SERVICES--5.8%

Corinthian Colleges                                                                                 236  (a)              11,930

Cox Radio, Cl. A                                                                                  1,100  (a)              31,240

Education Management                                                                                700  (a)              29,519

Fairmont Hotels & Resorts                                                                           375                   10,612

Hot Topic                                                                                         1,200  (a)              25,080

ITT Educational Services                                                                            289  (a)              13,005

Mediacom Communications                                                                             689  (a)               9,653

O' Charley's                                                                                        628  (a)              13,533

Penn National Gaming                                                                                900  (a)              31,518

Service Corporation International                                                                 1,340  (a)               7,102

Shuffle Master                                                                                      672  (a)              13,884

Six Flags                                                                                           160  (a)               2,858


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Stewart Enterprises, Cl. A                                                                          500  (a)               2,985

WMS Industries                                                                                      210  (a)               3,990

Young Broadcasting, Cl. A                                                                            80  (a)               1,999

                                                                                                                         208,908

ELECTRONICS TECHNOLOGY--14.4%

AMERIGROUP                                                                                          796                   22,407

Actel                                                                                               180  (a)               3,728

Aeroflex                                                                                          2,500  (a)              32,150

Allen Telecom                                                                                       600  (a)               4,008

Arris Group                                                                                         965  (a)               8,975

Artesyn Technologies                                                                                780  (a)               7,262

Avid Technology                                                                                     495  (a)               6,885

Axcelis Technologies                                                                                300  (a)               4,290

Brooks Automation                                                                                   105  (a)               4,771

CTS                                                                                                 760                   12,350

Centillium Communications                                                                         2,500  (a)              30,250

Cirrus Logic                                                                                      1,700  (a)              32,079

Concord Communications                                                                            1,300  (a)              27,495

Credence Systems                                                                                    345  (a)               7,576

DMC Stratex Networks                                                                              1,240  (a)               6,746

Entegris                                                                                            650  (a)              10,498

Enterasys Networks                                                                                  910  (a)               3,849

Genesis Microchip                                                                                 1,430  (a)              37,180

Harris                                                                                              800                   28,728

InFocus                                                                                             600  (a)              10,926

InterVoice-Brite                                                                                    740  (a)               4,736

Lightbridge                                                                                         240  (a)               2,791

Loral Space & Communications                                                                     13,800  (a)              29,670

MCSi                                                                                                595  (a)               7,086

Macrovision                                                                                         350  (a)               9,328

Microtune                                                                                           725  (a)              10,418

OmniVision Technologies                                                                           1,325  (a)              14,615

Plexus                                                                                            1,100  (a)              25,960

Powerwave Technologies                                                                              699  (a)               8,996

Read-Rite                                                                                         1,005  (a)               3,085

Riverstone Networks                                                                               1,290                    7,740

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS TECHNOLOGY (CONTINUED)

SONICblue                                                                                         1,710  (a)               4,309

Semitool                                                                                            425  (a)               5,529

Silicon Laboratories                                                                                250  (a)               8,833

Synaptics                                                                                           567                    9,781

Trimble Navigation                                                                                  615  (a)              10,228

TriQuint Semiconductor                                                                              905  (a)              10,869

Varian Semiconductor Equipment Associates                                                            75  (a)               3,375

Veeco Instruments                                                                                 1,000  (a)              35,000

                                                                                                                         514,502

ENERGY MINERALS--1.9%

Arch Coal                                                                                           530                   11,331

Chesapeake Energy                                                                                   680  (a)               5,263

Evergreen Resources                                                                                 700  (a)              29,190

Giant Industries                                                                                    160  (a)               1,648

Pride International                                                                                 400  (a)               6,360

TETRA Technologies                                                                                  145  (a)               4,212

Tesoro Petroleum                                                                                    790  (a)              11,100

                                                                                                                          69,104

FINANCE--9.5%

Ameritrade Holding, Cl. A                                                                           660  (a)               4,283

Annuity and Life Re Holdings                                                                      1,000                   19,350

BOK Financial                                                                                       800  (a)              27,120

Brown & Brown                                                                                       800                   25,120

City National                                                                                       600                   31,566

First Midwest Bancorp                                                                             1,000                   29,040

Horace Mann Educators                                                                             1,400                   31,514

Investment Technology Group                                                                         262  (a)              13,818

Investors Financial Services                                                                         75                    5,704

Knight Trading Group                                                                                625  (a)               4,463

Max Re Capital                                                                                    1,800                   29,160

Texas Regional Bancshares, Cl. A                                                                    700                   30,562

United Bankshares                                                                                 1,000                   29,530

Westamerica Bancorporation                                                                          700                   29,925

Whitney Holding                                                                                     600                   29,916

                                                                                                                         341,071


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--2.6%

Beverly Enterprises                                                                               1,430  (a)              10,296

IDX Systems                                                                                         360  (a)               6,322

Magellan Health Services                                                                            460  (a)               2,622

Mid Atlantic Medical Services                                                                     1,300  (a)              37,050

Omnicare                                                                                            150                    3,883

Unilab                                                                                            1,400                   34,426

                                                                                                                          94,599

HEALTH TECHNOLOGY--4.4%

Alpharma, Cl. A                                                                                     545                    7,794

Axcan Pharma                                                                                      2,000  (a)              25,220

Endocare                                                                                            800  (a)              15,768

PDI                                                                                                 400  (a)               6,784

QuadraMed                                                                                           425  (a)               3,783

SICOR                                                                                             1,900  (a)              32,452

Taro Pharmaceutical Industries                                                                      304  (a)               8,618

United Surgical Partners International                                                            2,531                   58,719

                                                                                                                         159,138

HOSPITAL MANAGEMENT--.9%

AmSurg                                                                                              649  (a)              17,659

Community Health Care                                                                               597  (a)              13,200

                                                                                                                          30,859

INDUSTRIAL SERVICES--5.7%

Global Industries                                                                                   645  (a)               6,018

Grant Prideco                                                                                     3,540  (a)              48,427

Hanover Compressor                                                                                  220  (a)               3,958

Horizon Offshore                                                                                    500  (a)               5,865

Key Energy Services                                                                               1,250  (a)              13,400

MasTec                                                                                            1,110  (a)               8,936

McDermott International                                                                           2,000  (a)              31,100

Parker Drilling                                                                                   1,680  (a)               7,442

Patterson-UTI Energy                                                                                535  (a)              15,911

RPM                                                                                                 493                    7,666

Seitel                                                                                              450  (a)               4,117

Tetra Tech                                                                                          350  (a)               5,002

Universal Compression Holdings                                                                    1,100  (a)              29,040

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES (CONTINUED)

Veritas DGC                                                                                         565  (a)               9,554

Waste Connections                                                                                   177  (a)               5,931

                                                                                                                         202,367

NON-ENERGY MINERALS--2.2%

Century Aluminum                                                                                  2,200                   35,750

Cleveland-Cliffs                                                                                    230                    5,060

Goldcorp                                                                                          2,000                   34,900

Louisiana-Pacific                                                                                   155                    1,665

                                                                                                                          77,375

PROCESS INDUSTRIES--6.6%

Agrium                                                                                              775                    8,153

Cabot                                                                                               900                   33,165

Casella Waste Systems, Cl. A                                                                      2,000  (a)              23,840

Crompton                                                                                            200                    2,470

Crown Cork & Seal                                                                                 9,000  (a)              80,550

FMC                                                                                                  65  (a)               2,725

Great Lakes Chemical                                                                                 50                    1,409

Intertape Polymer Group                                                                             465  (a)               5,347

Olin                                                                                              1,700                   31,960

PolyOne                                                                                             460                    5,612

Pope & Talbot                                                                                     2,000                   29,320

UCAR International                                                                                  640  (a)               9,088

WestPoint Stevens                                                                                   900                    1,989

                                                                                                                         235,628

PRODUCER MANUFACTURING--8.0%

AGCO                                                                                              1,800  (a)              41,076

BE Aerospace                                                                                        580  (a)               5,759

CIRCOR International                                                                              2,025                   42,019

Cummins                                                                                              75                    3,542

Flowserve                                                                                           185  (a)               5,922

MagneTek                                                                                          2,900  (a)              33,930

Massey Energy                                                                                       560                    9,464

Maverick Tube                                                                                       345  (a)               5,630

National-Oilwell                                                                                  1,785  (a)              45,214

Pentair                                                                                             200                    8,994

Pittston Brink's Group                                                                              160                    4,016

Silgan                                                                                            1,300  (a)              43,459


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Teledyne Technologies                                                                               245  (a)               4,062

Terex                                                                                               315  (a)               7,119

Trinity Industries                                                                                  145                    3,525

U.S. Industries                                                                                   1,900  (a)               7,220

United Defense Industries                                                                           240                    6,432

Wolverine Tube                                                                                      290  (a)               2,523

York International                                                                                  135                    4,847

                                                                                                                         284,753

RETAIL TRADE--7.4%

Abercrombie & Fitch, Cl. A                                                                        1,100  (a)              33,880

Barnes & Noble                                                                                      900  (a)              27,891

Cost Plus                                                                                           497  (a)              13,599

Duane Reade                                                                                         800  (a)              27,184

Finlay Enterprises                                                                                  250  (a)               3,000

Footstar                                                                                            265  (a)               8,080

Galyan's Trading Co.                                                                                357                    5,462

GameStop                                                                                            145                    2,929

Gart Sports                                                                                         281  (a)               8,486

Insight Enterprises                                                                                 697  (a)              15,780

MarineMax                                                                                           975  (a)              11,700

99 Cents Only Stores                                                                                700  (a)              26,838

OfficeMax                                                                                         7,105  (a)              39,646

Rite Aid                                                                                          1,585  (a)               5,484

Tweeter Home Entertainment                                                                        1,700  (a)              33,235

                                                                                                                         263,194

TECHNOLOGY SERVICES--13.9%

Accredo Health                                                                                      306  (a)              17,525

Activision                                                                                          800  (a)              23,864

Acxiom                                                                                              285  (a)               4,885

Advisory Board                                                                                      440                   14,309

Alloy                                                                                               712  (a)              10,701

Art Technology Group                                                                                875  (a)               1,803

Ascential Software                                                                                  710  (a)               2,734

Covansys                                                                                          1,978  (a)              14,835

DiamondCluster International                                                                        215  (a)               2,778

Dynacare                                                                                            401  (a)               6,304

EarthLink                                                                                           810  (a)               8,221

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Eclipsys                                                                                          1,800  (a)              29,538

eFunds                                                                                              615  (a)               9,871

HNC Software                                                                                        165  (a)               2,772

HPL Technologies                                                                                    446                    7,350

HomeStore.com                                                                                       900  (a)               2,430

ICON, ADR                                                                                           381  (a)              12,954

IONA Technologies, ADR                                                                              415  (a)               7,026

Informatica                                                                                         245  (a)               1,774

Information Resources                                                                               800  (a)               7,352

Integrated Circuit Systems                                                                        1,500  (a)              30,600

J.D. Edwards                                                                                      2,100  (a)              37,884

Keane                                                                                               534  (a)               9,105

Kforce                                                                                              735  (a)               3,785

Lawson Software                                                                                     200                    2,400

Legato Systems                                                                                    3,185  (a)              28,697

LifePoint Hospitals                                                                                 700  (a)              25,872

MRO Software                                                                                        200  (a)               2,488

Macromedia                                                                                           90  (a)               1,838

Manugistics                                                                                         220  (a)               4,726

Mattson Technology                                                                                1,020  (a)               7,140

Metron Technology                                                                                 1,650  (a)              17,917

Midway Games                                                                                        825  (a)              11,104

NetIQ                                                                                             1,100  (a)              23,991

Omnicell                                                                                          1,619                   12,029

Peregrine Systems                                                                                 1,115  (a)              10,615

Quovadx                                                                                             795  (a)               6,606

SonicWALL                                                                                           567  (a)               7,393

Spherion                                                                                            610  (a)               6,741

Tier Technologies, Cl. B                                                                            956  (a)              16,873

Ventiv Health                                                                                       660  (a)               1,320

WebEx Communications                                                                                525  (a)               8,636

Women First HealthCare                                                                            3,000  (a)              29,670

                                                                                                                         496,456

TELECOMMUNICATIONS--.2%

Alamosa                                                                                           1,185  (a)               5,961

TRANSPORTATION--3.7%

Arkansas Best                                                                                     1,000  (a)              27,790


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Atlas Air Worldwide                                                                                 520  (a)               6,848

CP Ships                                                                                            390                    4,688

Frontline                                                                                         3,100                   34,720

P.A.M. Transportation Services                                                                      539  (a)              13,637

RailAmerica                                                                                         450  (a)               4,734

Stolt-Nielsen, ADR                                                                                  540                    9,164

Trico Marine Services                                                                             1,050  (a)               9,208

UTI Worldwide                                                                                       525                   10,395

Werner Enterprises                                                                                  564                   11,816

                                                                                                                         133,000

UTILITIES--2.7%

Black Hills                                                                                         600                   20,088

Cleco                                                                                               900                   21,510

Dycom Industries                                                                                    440  (a)               6,578

NorthWestern                                                                                        900                   19,800

Touch America Holdings                                                                              690  (a)               2,629

Western Gas Resources                                                                               600                   22,332

Western Wireless, Cl. A                                                                             595  (a)               5,200

                                                                                                                          98,137

WIRELESS TELECOMMUNICATIONS--.1%

AirGate PCS                                                                                         390  (a)               5,460

TOTAL COMMON STOCKS

   (cost $3,085,772)                                                                                                   3,443,479
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.71%, 4/18/2002                                                                              60,000                   59,951

   1.72%, 5/2/2002                                                                               55,000                   54,921

TOTAL SHORT-TERM INVESTMENTS

   (cost $114,870)                                                                                                       114,872
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,200,642)                                                                99.4%               3,558,351

CASH AND RECEIVABLES (NET)                                                                           .6%                  22,856

NET ASSETS                                                                                        100.0%               3,581,207

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,200,642    3,558,351

Cash                                                                     60,577

Receivable for investment securities sold                                33,090

Receivable for shares of Beneficial Interest subscribed                  13,300

Dividends receivable                                                        758

Prepaid expenses                                                         11,383

Due from The Dreyfus Corporation and affiliates                             803

                                                                      3,678,262
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              82,531

Accrued expenses                                                         14,524

                                                                         97,055
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,581,207
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,212,731

Accumulated investment (loss)                                           (10,720)

Accumulated net realized gain (loss) on investments                      21,487

Accumulated net unrealized appreciation (depreciation)
  on investments                                                        357,709
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,581,207
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                      256,151

NET ASSET VALUE, offering and redemption price per share--Note 2(d) ($)   13.98

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From November 30, 2001 (commencement of operations) to March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13 foreign taxes withheld at source)             5,453

Interest                                                                 1,658

TOTAL INCOME                                                             7,111

EXPENSES:

Management fee--Note 2(a)                                                9,726

Auditing fees                                                            9,000

Registration fees                                                        8,961

Custodian fees--Note 2(b)                                                6,800

Shareholder servicing costs--Note 2(b)                                   2,956

Prospectus and shareholders' reports                                     1,533

Legal fees                                                                 250

Trustees' fees and expenses--Note 2(c)                                     127

Miscellaneous                                                            1,483

TOTAL EXPENSES                                                          40,836

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                        (23,005)

NET EXPENSES                                                            17,831

INVESTMENT (LOSS)                                                      (10,720)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 21,487

Net unrealized appreciation (depreciation) on investments              357,709

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 379,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   368,476

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From November 30, 2001 (commencement of operations) to March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (10,720)

Net realized gain (loss) on investments                                 21,487

Net unrealized appreciation (depreciation) on investments              357,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        368,476
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        3,212,731

TOTAL INCREASE (DECREASE) IN NET ASSETS                              3,581,207
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        3,581,207
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                            256,151

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the fiscal period from November 30, 2001 (commencement of operations) to March 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.04)(a)

Net realized and unrealized gain (loss) on investments                 1.52

Total from Investment Operations                                       1.48

Net asset value, end of period                                        13.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      11.84(b)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .55(b)

Ratio of investment (loss) to average net assets                       (.33)(b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                         .71(b)

Portfolio Turnover Rate                                               40.58(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 3,581

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Cap Opportunity Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on November 30, 2001. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fiscal year end of the fund is September 30.

As of March 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 240,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $361 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from November 30, 2001 through September 30, 2002, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $23,005 during the period ended March 31, 2002.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, the fund was charged $2,702 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $18 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $6,800 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $4,092,526 and $1,028,123, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $357,709, consisting of $474,322 gross unrealized appreciation and $116,613 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                 For More Information

                        Dreyfus
                        Small Cap Opportunity Fund
                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
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(c) 2002 Dreyfus Service Corporation                                  020SA0302